Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary proxy statement
[X] Definitive proxy statement
[   ] Definitive additional materials
[   ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

High Income Opportunity Fund Inc.
(Name of Registrant as Specified in its Charter)

Gordon Swartz
Name of Person Filing Proxy Statement

Payment of Filing Fee (Check appropriate box):
[X]   No longer applicable
[   ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
6(i)(3).
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which transactions applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

(4)	Proposed maximum aggregate value of transaction:

	[   ] Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, schedule or registration statement no.:

(3) Filing party:

(4) Date filed:

1. Set forth the amount on which the filing fee is calculated and state how it was determined.

                       HIGH INCOME OPPORTUNITY FUND INC.
                             388 Greenwich Street
                           New York, New York 10013

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            ----------------------

                        To be Held on February 24, 1999

                            ----------------------

To the Stockholders of High Income Opportunity Fund Inc.:

  The Annual Meeting of Stockholders of High Income Opportunity Fund Inc. (the "Fund") will be held at the Fund's offices at 388 Greenwich Street, New York, New York, 22nd Floor, on February 24, 1999 at 9:00 A.M. (New York Time) for the following purposes:

    1. To elect three Class I directors and one Class III director, each to hold office for the term indicated and until his or her successor shall have been elected and qualified;

    2. To ratify the selection of KPMG LLP as independent auditors of the Fund; and

    3. To transact such other business as may properly come before the meeting or any adjournments thereof.

  The Board of Directors has fixed the close of business on January 6, 1999 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournments thereof.

                                       By Order of the Board of Directors

                                       Christina T. Sydor
                                       Secretary

New York, New York
January 25, 1999

                            ----------------------

  IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                       HIGH INCOME OPPORTUNITY FUND INC.
                             388 Greenwich Street
                           New York, New York 10013

                            ----------------------

                                PROXY STATEMENT

                            ----------------------

                    FOR THE ANNUAL MEETING OF STOCKHOLDERS

                        TO BE HELD ON FEBRUARY 24, 1999

                                 INTRODUCTION

  This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of the High Income Opportunity Fund Inc. (the "Fund") of proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") of the Fund to be held at the Fund's principal executive offices at 388 Greenwich Street, 22nd Floor, New York, New York 10013, on February 24, 1999 at 9:00 A.M. (New York Time), and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice").

  The cost of soliciting proxies will be borne by the Fund. Proxy solicitations will be made mainly by mail. In addition, certain officers, directors and employees of the Fund; Salomon Smith Barney Inc. ("Salomon Smith Barney"), which makes a market in the Fund's shares; Mutual Management Corp. ("MMC" or the "Manager") (formerly Smith Barney Mutual Funds Management Inc.), the Fund's investment manager; and/or First Data Investor Services Group, Inc. ("FDIS"), the Fund's transfer agent, may solicit proxies in person or by telephone, telegraph, or mail. Salomon Smith Barney and MMC are each located at 388 Greenwich Street, New York, New York 10013; FDIS is located at 53 State Street, Boston, Massachusetts 02109.

  The Annual Report of the Fund, including audited financial statements for the fiscal year ended September 30, 1998, has previously been furnished to all stockholders of the Fund. This proxy statement and form of proxy are first being mailed to stockholders on or about January 25, 1999. The Fund will provide additional copies of the Annual Report to any stockholder upon request by calling the Fund at 1-800-331-1710.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" all the proposals. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Because the requisite approval of both proposals is measured by a portion of the votes actually cast, abstentions and broker "non-votes" will have no impact on the approval of a proposal. Proposal 1 requires for approval the affirmative vote of a majority of the votes cast at the Meeting with a quorum present. Proposal 2 requires for approval the affirmative vote of a majority of the votes cast at the Meeting with a quorum present. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date, by giving written notice to the Secretary of the Fund at the Fund's address indicated above, or by voting in person at the Meeting.

  The Board knows of no business other than that specifically mentioned in the Notice to be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment to the extent permissible under applicable law.

  The Board of Directors of the Fund has fixed the close of business on January 6, 1999 as the record date (the "Record Date") for the determination of stockholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. Stockholders of the Fund on that date will be entitled to one vote on each matter for each share held, and a fractional vote with respect to fractional shares, with no cumulative voting rights. At the Record Date, the Fund had outstanding 72,230,344.009 shares of Common Stock, par value $.001 per share, the only authorized class of stock, of which 70,636,324.000 or 97.79% were held in accounts, but not beneficially owned, by CEDE & Co., as nominee for The Depository Trust Company, Box 20, Bowling Green Station, New York, New York 10004-9998. At the Record Date, no other person (including any "group" as that term is used in Section 13(d) of the Securities Exchange Act of 1934) to the knowledge of the Board or the Fund, owned beneficially more than 5% of the outstanding shares of the Fund. As of the Record Date, the officers and Board members of the Fund in the aggregate beneficially owned less than 1% of the outstanding shares of the Fund.

  In the event that a quorum is not present, or if sufficient votes in favor of the proposals set forth in the Notice and this Proxy Statement are not received by the time scheduled for the Meeting, the persons named as proxies may move for one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposals. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote and which have voted in favor of such proposals.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

  The Board of Directors of the Fund is currently classified into three classes. The Board of Directors has nominated three new directors to serve as Class I directors and one new director to serve as a Class III director; each Class I director that may serve on the Board has been nominated by the Board of Directors for election at the Meeting to serve for a term of three years (until the 2002 Annual Meeting of Shareholders) and the Class III director that may serve on the Board has been nominated by the Board of Directors for election at the Meeting to serve for a term of two years (until the 2001 Annual Meeting of Shareholders) or until his or her successor is elected and qualified. The affirmative vote of a majority of the votes cast at the Meeting at which a quorum is present is sufficient to elect each nominee. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the persons listed below as nominees.

  The Board knows of no reason why any of the Class I or Class III nominee(s) listed below will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board may recommend.

  Certain information concerning the nominees is set forth below. All of the nominees for Class I currently serve as directors of other Smith Barney mutual funds. Any director affiliated with the Manager or otherwise considered an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") is indicated by an asterisk(*).

                  Persons Nominated for Election as Directors

                                                              Number of Shares
                            Principal Occupations            and % Beneficially
                           During Past Five Years,              owned as of
       Name              Other Directorships, and Age         January 6, 1999
       ----              ----------------------------        ------------------
 CLASS I DIRECTORS

 Lee Abraham       Retired; formerly Chairman and Chief      None
                   Executive Officer of Associated
                   Merchandising Corporation, a major
                   retail merchandising and sourcing
                   organization; Director of Galey & Lord,
                   an apparel manufacturer, Liz Claiborne,
                   a specialty retailer, R.G. Barry Corp.,
                   a footwear manufacturer and Signet
                   Group plc, a specialty retailer; age
                   70.

                                                              Number of Shares
                               Principal Occupations         and % Beneficially
                              During Past Five Years,           owned as of
          Name             Other Directorships, and Age       January 6, 1999
          ----             ----------------------------      ------------------
 Allan J. Bloostein     President of Allan J. Bloostein             None
                        Associates,
                        a consulting firm; Retired Vice
                        Chairman and Director of The May
                        Department Stores Company;
                        Director of CVS Corporation,
                        a drugstore chain, and Taubman
                        Centers Inc.,
                        a real estate development company;
                        age 68.
 Richard E. Hanson, Jr. Head of School, New Atlanta Jewish          None
                        Community
                        High School, since September 1996;
                        formerly Headmaster, The Peck
                        School, Morristown, New Jersey;
                        prior to July 1, 1994, Headmaster,
                        Lawrence Country Day School--
                        Woodmere Academy, Woodmere, New
                        York; age 59.
 CLASS III DIRECTOR
 Jane F. Dasher         Investment Officer of Korsant               None
                        Partners, a
                        family investment company; prior
                        to 1997, an
                        independent Financial Consultant;
                        age 49.

  The remainder of the Board currently constitutes the Class II and the remaining Class III directors, none of whom will stand for election at the Meeting, as their terms are not due to expire until the year 2000 and 2001, respectively.

                        Directors Continuing in Office

                                                              Number of Shares
                              Principal Occupations          and % Beneficially
                             During Past Five Years,            owned as of
         Name              Other Directorships, and Age       January 6, 1999
         ----              ----------------------------      ------------------
 CLASS II DIRECTORS
 Heath B. McLendon*    Managing Director of Salomon Smith         164.4626
  Director since 1994  Barney; Director of fifty-nine          (less than 1%)
                       investment companies associated
                       with Salomon Smith Barney; Chairman
                       of the Board of Salomon Smith
                       Barney Strategy Advisers Inc. and
                       Director and President of MMC and
                       Travelers Investment Adviser, Inc.
                       ("TIA"); 65.
 Roderick C. Rasmussen Investment Counselor; Director of          119.796
  Director since 1994  ten investment companies associated     (less than 1%)
                       with Salomon Smith Barney. Formerly
                       Vice President of Dresdner and
                       Company Inc. (investment
                       counselors); 72.
 John P. Toolan        Retired; Director of ten investment          None
  Director since 1994  companies associated with Salomon
                       Smith Barney; Director of John
                       Hancock Funds. Formerly Director
                       and Chairman of the Smith Barney
                       Trust Company and Director of Smith
                       Barney Inc. and the Manager; 68.

                                                              Number of Shares
                        Principal Occupations                and % Beneficially
                       During Past Five Years,                  owned as of
 Name               Other Directorships, and Age              January 6, 1999
 ----               ----------------------------                ---------------
 CLASS III DIRECTORS
 Donald R. Foley      Retired; Director of ten investment        10,361.2290**
  Director since 1994 companies associated with Salomon Smith    (less than 1%)
                      Barney. Formerly Vice President of Edwin
                      Bird Wilson, Incorporated (advertising);
                      76.
 Paul Hardin          Professor of Law at the University of       3,032.0207**
  Director since 1994 North                                      (less than 1%)
                      Carolina at Chapel Hill; Director of
                      twelve investment companies associated
                      with Salomon Smith Barney; Director of
                      The Summit Bancorporation. Formerly,
                      Chancellor of the University of North
                      Carolina at Chapel Hill; 67.
------------------

 * Designates a Director who is an "interested person" of the Fund as defined under the 1940 Act.
** Represents shares owned by this Director and members of his family.

            Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's officers and directors, and persons who beneficially own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange and the Fund. Based solely upon its review of the copies of such forms received by it and representations from such persons, the Fund believes that, during fiscal year 1998, all filing requirements applicable to such persons were complied with.

  The Fund has no compensation or nominating committee of the Board of Directors, or any committee performing similar functions. The Fund has an audit committee composed of all the directors who are not "interested persons" of the Fund as defined under the 1940 Act (the "independent directors") which is charged with recommending a firm of independent auditors to the Fund and reviewing accounting matters with the auditors.

  Seven meetings of the Board were held between October 1, 1997 and September 30, 1998, four of which were regular meetings. Two Audit Committee meetings were also held. No incumbent director attended less than 75% of these meetings.

  Only the independent directors receive remuneration from the Fund for acting as a director. Aggregate fees and expenses (including reimbursement for travel and out-of-pocket expenses) of $14,080.60 were paid to such directors by the Fund during the calendar year ended December 31, 1997. Fees for the independent directors, who also serve as board members of certain other funds sponsored by or affiliated with Salomon Smith Barney, are currently set at $42,000 per annum plus a per meeting fee of $100 per fund (or portfolio thereof, with respect to in-person meetings). None of the officers of the Fund received any compensation from the Fund for such period. Officers and interested directors of the Fund are compensated by Salomon Smith Barney.

  The following table shows the compensation paid to each person who was a director of the Fund during the Fund's last fiscal year:

                              COMPENSATION TABLE

                        Aggregate                    Compensation from
                       Compensation                    Fund and Fund       Total
                        from Fund      Pension or         Complex        Number of
                         for the       Retirement    Paid to Directors   Funds for
                       Fiscal Year  Benefits Accrued for the Calendar  Which Director
                          Ended        as part of       Year Ended     Serves Within
 Name of Person          9/30/98     Fund Expenses        12/31/97       Fund Complex
 --------------        ------------ ---------------- ----------------- --------------
Joseph H. Fleiss+         $  921**          0             $54,900            10
Donald R. Foley            1,074**          0              55,400            10
Paul Hardin                1,207            0              73,000            12
Heath B. McLendon*             0            0                   0            59
Roderick C. Rasmussen      1,407            0              55,400            10
John P. Toolan             1,306**          0              55,400            10
Francis Martin               191**          0              53,000            10

-----------
 * Designates a Director who is an "interested person" of the Fund as defined under the 1940 Act.
** Pursuant to the Fund's deferred compensation plan, the indicated Directors have elected to defer the following amounts of their compensation from the
  Fund: Joseph H. Fleiss--$96; Donald R. Foley--$21; John P. Toolan--$1,306 and Francis Martin--$191, and the following amounts of their total compensation from the Fund Complex: Joseph H. Fleiss--$21,000; Donald R. Foley--$21,000; John P. Toolan--$55,400 and Francis Martin--$53,000.
 + Effective January 1, 1998, Mr. Fleiss became a Director Emeritus. Upon attainment of age 72 the Fund's current directors may elect to change to emeritus status. Any directors elected or appointed to the Board of Directors in the future will be required to change to emeritus status upon attainment of age 80. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Fund's directors, together with reasonable out-of-pocket expenses for each meeting attended. During the Fund's last fiscal year, total compensation paid by the Fund to Directors Emeritus (other than Mr. Fleiss, who is covered in the table above) totalled $453.

  The following is a list of the current executive officers of the Fund, all of whom have been elected by the directors to serve until their respective successors are elected:

                                                         Principal Occupations
                    Offices and Positions    Period     During Past Five Years
  Name                 Held with Fund     Offices Held          and Age
  ----              --------------------- ------------  ----------------------
 Heath B. McLendon  Chairman of the       1995 to date (see table of directors
                    Board, President and               above)
                    Chief Executive
                    Officer
 Lewis E. Daidone   Senior Vice President 1994 to date Managing Director of
                    and Treasurer                      Salomon Smith Barney;
                                                       Senior Vice President
                                                       and Treasurer of the
                                                       other investment
                                                       companies associated
                                                       with Salomon Smith
                                                       Barney; Director and
                                                       Senior Vice President of
                                                       the Manager and TIA; 41.
 John C. Bianchi    Vice President        1994 to date Managing Director of
                                                       Salomon Smith Barney and
                                                       investment officer of
                                                       certain other investment
                                                       companies associated
                                                       with Salomon Smith
                                                       Barney; 43.
 Christina T. Sydor Secretary             1994 to date Managing Director of
                                                       Salomon Smith Barney;
                                                       Secretary of the other
                                                       investment companies
                                                       associated with Salomon
                                                       Smith Barney; Secretary
                                                       and General Counsel of
                                                       the Manager and TIA; 47.
 Paul Brook         Controller            1998 to date Director of Salomon
                                                       Smith Barney and
                                                       Controller of certain
                                                       other investment
                                                       companies associated
                                                       with Salomon Smith
                                                       Barney; 45.

  THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF NOMINEES TO THE BOARD.

                                PROPOSAL NO. 2

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

  On September 2, 1998, based upon the recommendation of the Audit Committee of the Fund's Board of Directors, and in accordance with Section 32 of the 1940 Act and the rules thereunder, the Board and the independent directors selected KPMG LLP ("KPMG") as the Fund's independent auditors for the fiscal year ending September 30, 1999. KPMG also serves as the independent auditors for the Manager, other investment companies associated with Salomon Smith Barney and for Citigroup Inc. ("Citigroup"), as of December 31, 1998. Citigroup is the ultimate parent company of both MMC and Salomon Smith Barney. KPMG has no direct or material indirect financial interest in the Fund, the Manager, Citigroup, or any other investment company sponsored by Salomon Smith Barney or its affiliates.

  If the Fund receives a written request from any stockholder at least five days prior to the Meeting stating that the stockholder will be present in person at the Meeting and desires to ask questions of the auditors concerning the Fund's financial statements, the Fund will arrange to have a representative of KPMG present at the Meeting who will respond to appropriate questions and have an opportunity to make a statement.

  The affirmative vote of a majority of votes cast is required to ratify the selection of KPMG.

  THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

                      DEADLINE FOR STOCKHOLDER PROPOSALS

  Notice is hereby given that for a stockholder proposal to be considered for inclusion in the Fund's proxy materials relating to its 2000 Annual Meeting of Stockholders, the stockholder proposal must be received by the Fund no later than September 28, 1999. The stockholder proposal, including any accompanying supporting statement, may not exceed 500 words. A stockholder desiring to submit a proposal must be a record or beneficial owner of shares with a market value of $2,000 and must have held such shares for at least one year. Further, the stockholder must continue to hold such shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of stockholders, and a stockholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the Securities Exchange Act of 1934.

                                 OTHER MATTERS

  The Manager knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

                                       By Order of the Board of Directors,

                                       Christina T. Sydor
                                       Secretary

January 25, 1999

FORM OF PROXY
HIGH INCOME OPPORTUNITY FUND INC.
388 Greenwich Street
New York, New York 10013
This Proxy is Solicited on Behalf of the Board of Directors of the Fund

The undersigned hereby appoints HEATH B. McLENDON, CHRISTINA T.
SYDOR, and GORDON E. SWARTZ, and each of them acting in the absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated herein, all the shares of common stock of High Income Opportunity Fund Inc. held of record by the undersigned on January 6, 1999 at a Meeting of Stockholders to be held on February 24, 1999 or any adjournment thereof.




[SEE REVERSE SIDE]   CONTINUED AND TO BE SIGNED ON REVERSE SIDE   [SEE REVERSE
SIDE]


[ X ]	Please mark
	votes as in
	this example.

The Board of Directors recommends a vote "FOR" the following proposals. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR each nominee for director and FOR each proposal.

1.	ELECTION OF DIRECTORS
Class I Nominees: Lee Abraham, Allan J. Bloostein and Richard Hanson

Class III Nominee:  Jane F. Dasher
	   FOR			WITHHELD
	[         ]			[         ]

	[         ]
	For all nominees except as noted above


2.	PROPOSAL TO RATIFY THE SELECTION OF KPMG LLP AS THE INDEPENDENT
AUDITORS OF THE FUND FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 1999.

	   FOR			AGAINST		ABSTAIN
	[        ]			[        ]		[        ]

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

	MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT
	[          ]

PLEASE MARK, SIGN DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name appears to the left. When shares are held by joint tenants, both should sign, or if one signs, that stockholder's vote binds both stockholders. When signing as attorney, executor, administrator, agent, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



Signature: ____________________________ Date: ______________

Signature: ____________________________ Date: ______________





U:\legal\funds\#hio\1999\secdocs\proxy99